Exhibit 99.2
CONSOLIDATED BALANCE SHEETS

Comerica Incorporated and Subsidiaries

	December 31,	September 30,	December 31,
(in millions, except share data)	2025	2025	2024

	(unaudited)	(unaudited)
ASSETS
Cash and due from banks	$866	$986	$850
Interest-bearing deposits with banks	6,631	4,053	5,954
Other short-term investments	325	325	375
Investment securities available-for-sale	14,910	14,816	15,045
Commercial loans	26,848	26,755	26,492
Real estate construction loans	2,503	2,849	3,680
Commercial mortgage loans	15,244	15,190	14,493
Lease financing	755	782	722
International loans	1,153	1,116	952
Residential mortgage loans	1,950	1,938	1,929
Consumer loans	2,300	2,256	2,271
Total loans	50,753	50,886	50,539
Allowance for loan losses	(695)	(686)	(690)
Net loans	50,058	50,200	49,849
Premises and equipment	426	432	473
Accrued income and other assets	6,858	6,564	6,751
Total assets	$80,074	$77,376	$79,297
LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$22,934	$22,581	$24,425
Money market and interest-bearing checking deposits	35,875	33,839	32,714
Savings deposits	1,974	2,014	2,138
Customer certificates of deposit	3,972	3,424	3,450
Other time deposits	—	707	1,052
Foreign office time deposits	117	31	32
Total interest-bearing deposits	41,938	40,015	39,386
Total deposits	64,872	62,596	63,811
Accrued expenses and other liabilities	2,071	1,929	2,270
Medium- and long-term debt	5,424	5,422	6,673
Total liabilities	72,367	69,947	72,754
Preferred stock - no par value:
Authorized - 10,000,000 shares
Issued and outstanding - 400,000 shares at 12/31/25 and 9/30/25, 4,000 shares at 12/31/24	392	392	394
Common stock - $5 par value:
Authorized - 325,000,000 shares
Issued - 228,164,824 shares	1,141	1,141	1,141
Capital surplus	2,198	2,197	2,218
Accumulated other comprehensive loss	(2,079)	(2,261)	(3,161)
Retained earnings	12,338	12,268	12,017
Less cost of common stock in treasury - 100,184,086 shares at 12/31/25, 100,575,744 shares at 9/30/25, 96,755,368 shares at
12/31/24	(6,283)	(6,308)	(6,066)

Total shareholders' equity	7,707	7,429	6,543
Total liabilities and shareholders' equity	$80,074	$77,376	$79,297

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

Comerica Incorporated and Subsidiaries

	Three Months Ended		Years Ended
	December 31,		December 31,
(in millions, except per share data)	2025	2024	2025	2024
	(unaudited)	(unaudited)	(unaudited)
INTEREST INCOME
Interest and fees on loans	$763	$795	$3,072	$3,204
Interest on investment securities	105	100	426	402
Interest on short-term investments	64	72	235	333
Total interest income	932	967	3,733	3,939
INTEREST EXPENSE
Interest on deposits	279	286	1,067	1,238
Interest on short-term borrowings	—	1	28	48
Interest on medium- and long-term debt	76	105	337	463
Total interest expense	355	392	1,432	1,749
Net interest income	577	575	2,301	2,190
Provision for credit losses	14	21	100	49
Net interest income after provision for credit losses	563	554	2,201	2,141
NONINTEREST INCOME
Card fees	61	62	236	256
Fiduciary income	55	54	215	220
Service charges on deposit accounts	48	47	188	184
Capital markets income	36	36	146	142
Commercial lending fees	16	18	66	68
Brokerage fees	15	14	57	51
Letter of credit fees	12	10	43	40
Bank-owned life insurance	11	11	42	44
Risk management hedging income	1	9	17	8
Net losses on debt securities	—	(19)	—	(19)
Other noninterest income	18	8	55	60
Total noninterest income	273	250	1,065	1,054
NONINTEREST EXPENSES
Salaries and benefits expense	365	346	1,444	1,352
Outside processing fee expense	68	68	268	273
Software expense	51	46	197	181
Occupancy expense	49	47	189	181
Merger-related expense	32	—	32	—
Equipment expense	13	14	52	52
Advertising expense	12	11	41	41
FDIC insurance expense	1	10	36	76
Other noninterest expenses	26	45	92	151
Total noninterest expenses	617	587	2,351	2,307
Income before income taxes	219	217	915	888
Provision for income taxes	43	47	192	190
NET INCOME	176	170	723	698
Less:
Income allocated to participating securities	1	1	4	4
Preferred stock dividends and other	11	6	28	23
Net income attributable to common shares	$164	$163	$691	$671
Earnings per common share:
Basic	$1.28	$1.23	$5.33	$5.06
Diluted	1.27	1.22	5.28	5.02
Comprehensive income (loss)	358	(636)	1,805	585
Cash dividends declared on common stock	90	93	367	376
Cash dividends declared per common share	0.71	0.71	2.84	2.84

CONSOLIDATED QUARTERLY STATEMENTS OF COMPREHENSIVE INCOME (unaudited)

Comerica Incorporated and Subsidiaries

	Fourth	Third	Second	First	Fourth	Fourth Quarter 2025 Compared to:
	Quarter	Quarter	Quarter	Quarter	Quarter	Third Quarter 2025		Fourth Quarter 2024
(in millions, except per share data)	2025	2025	2025	2025	2024	Amount	Percent	Amount	Percent

INTEREST INCOME
Interest and fees on loans	$763	$779	$771	$759	$795	$(16)	(2)%	$(32)	(4)%
Interest on investment securities	105	105	107	109	100	—	—	5	5
Interest on short-term investments	64	62	53	56	72	2	2	(8)	(11)
Total interest income	932	946	931	924	967	(14)	(1)	(35)	(4)
INTEREST EXPENSE
Interest on deposits	279	280	256	252	286	(1)	—	(7)	(2)
Interest on short-term borrowings	—	11	15	2	1	(11)	(100)	(1)	(96)
Interest on medium- and long-term debt	76	81	85	95	105	(5)	(8)	(29)	(28)
Total interest expense	355	372	356	349	392	(17)	(5)	(37)	(9)
Net interest income	577	574	575	575	575	3	1	2	—
Provision for credit losses	14	22	44	20	21	(8)	(34)	(7)	(32)
Net interest income after provision	563	552	531	555	554	11	2	9	2
for credit losses
NONINTEREST INCOME
Card fees	61	57	59	59	62	4	7	(1)	(1)
Fiduciary income	55	51	57	52	54	4	6	1	2
Service charges on deposit accounts	48	47	47	46	47	1	—	1	1
Capital markets income	36	37	42	31	36	(1)	(2)	—	—
Commercial lending fees	16	17	17	16	18	(1)	(1)	(2)	(4)
Brokerage fees	15	14	14	14	14	1	5	1	7
Letter of credit fees	12	10	10	11	10	2	3	2	6
Bank-owned life insurance	11	13	9	9	11	(2)	(15)	—	—
Risk management hedging income	1	4	5	7	9	(3)	(47)	(8)	(79)
Net losses on debt securities	—	—	—	—	(19)	—	—	19	n/m
Other noninterest income	18	14	14	9	8	4	22	10	n/m
Total noninterest income	273	264	274	254	250	9	3	23	9
NONINTEREST EXPENSES
Salaries and benefits expense	365	353	358	368	346	12	3	19	5
Outside processing fee expense	68	69	67	64	68	(1)	(2)	—	—
Software expense	51	50	48	48	46	1	2	5	10
Occupancy expense	49	48	46	46	47	1	—	2	3
Merger-related expense	32	—	—	—	—	32	n/m	32	n/m
Equipment expense	13	13	13	13	14	—	—	(1)	(7)
Advertising expense	12	10	11	8	11	2	6	1	5
FDIC insurance expense	1	10	11	14	10	(9)	(91)	(9)	(92)
Other noninterest expenses	26	36	7	23	45	(10)	(27)	(19)	(41)
Total noninterest expenses	617	589	561	584	587	28	4	30	5
Income before income taxes	219	227	244	225	217	(8)	(4)	2	1
Provision for income taxes	43	51	45	53	47	(8)	(16)	(4)	(9)
NET INCOME	176	176	199	172	170	—	—	6	4
Less:
Income allocated to participating securities	1	1	1	1	1	—	—	—	—
Preferred stock dividends and other	11	—	11	6	6	11	n/m	5	90
Net income attributable to common shares	$164	$175	$187	$165	$163	$(11)	(6)%	$1	1%
Earnings per common share:
Basic	$1.28	$1.36	$1.43	$1.26	$1.23	$(0.08)	(6)%	$0.05	4%
Diluted	1.27	1.35	1.42	1.25	1.22	(0.08)	(6)	0.05	4
Comprehensive income (loss)	358	414	395	638	(636)	(56)	(13)	994	n/m
Cash dividends declared on common stock	90	91	93	93	93	(1)	—	(3)	(2)
Cash dividends declared per common share	0.71	0.71	0.71	0.71	0.71	—	—	—	—

n/m - not meaningful

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES AND REGULATORY RATIOS (unaudited)

Comerica Incorporated and Subsidiaries

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and performance trends, and that net income and diluted earnings per common share, adjusted to exclude merger-related expenses, provide a greater understanding of ongoing operations and financial results.

	Fourth	Third	Fourth	Years Ended
	Quarter	Quarter	Quarter	December 31,
(dollar amounts in millions, except per share data)	2025	2025	2024
				2025	2024
Net Income, Excluding Merger-Related Expense:
Net income	$176	$176	$170	$723	$698
Merger-related expense (a)	32	—	—	32	—
Income tax impact of merger-related expense	(7)	—	—	(7)	—
Net income, excluding merger-related expense	$201	$176	$170	$748	$698

Earnings per Common Share, Excluding Merger-Related Expense:
Net income attributable to common shareholders	$164	$175	$163	$691	$671
Merger-related expense (a)	32	—	—	32	—
Income tax impact of merger-related expense	(7)	—	—	(7)	—
Net income attributable to common shareholders, excluding merger-related expense	$189	$175	$163	$716	$671
Diluted average common shares (in millions)	130	130	133	131	134
Diluted earnings per common share:
Reported	$1.27	$1.35	$1.22	$5.28	$5.02
Excluding merger-related expense	1.46	1.35	1.22	5.47	5.02

(a)Expenses related to the pending merger with Fifth Third Bancorp, which was announced on October 6, 2025. On January 6, 2026, shareholders of Comerica and Fifth Third Bancorp voted separately to approve the proposed merger of the two companies. The transaction is expected to close in the first quarter of 2026, subject to satisfaction of the remaining customary closing conditions.

Common equity tier 1 capital ratio removes preferred stock from the Tier 1 capital ratio as defined by and calculated in conformity with bank regulations. Tangible common equity is used by Comerica to measure the quality of capital and the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital and total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders' equity per share of common stock.

	December 31,	September 30,	December 31,
(in millions, except share data)	2025	2025	2024

Common Equity Tier 1 Capital (a):
Tier 1 capital	$9,146	$9,049	$9,061
Less:
Fixed-rate reset non-cumulative perpetual preferred stock	392	392	394
Common equity tier 1 capital	$8,754	$8,657	$8,667
Risk-weighted assets	$72,841	$72,714	$72,903
Tier 1 capital ratio	12.56%	12.44%	12.43%
Common equity tier 1 capital ratio	12.02	11.91	11.89
Tangible Common Equity:
Total shareholders' equity	$7,707	$7,429	$6,543
Less:
Fixed-rate reset non-cumulative perpetual preferred stock	392	392	394
Common shareholders' equity	$7,315	$7,037	$6,149
Less:
Goodwill	635	635	635
Other intangible assets	4	5	6
Tangible common equity	$6,676	$6,397	$5,508
Total assets	$80,074	$77,376	$79,297
Less:
Goodwill	635	635	635
Other intangible assets	4	5	6
Tangible assets	$79,435	$76,736	$78,656
Common equity ratio	9.14%	9.09%	7.75%
Tangible common equity ratio	8.40	8.34	7.00
Tangible Common Equity per Share of Common Stock:
Common shareholders' equity	$7,315	$7,037	$6,149
Tangible common equity	6,676	6,397	5,508
Shares of common stock outstanding (in millions)	128	128	131
Common shareholders' equity per share of common stock	$57.16	$55.15	$46.79
Tangible common equity per share of common stock	52.16	50.14	41.91

(a)    December 31, 2025 ratios are estimated.